UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 10, 2016

UVIC, INC.
(Exact Name of Registrant as Specified in Charter)
Nevada	333-203997	30-0796392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Atlantic Ave. , Suite 201 Toronto, Ontario M6K1Y2
(Address of Principal Executive Offices) (Zip Code)

(416) 452-5254
 (Registrant's telephone number, including area code)
N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On September 7, 2016 (the "Record Date"), UVIC, Inc. (the "Company") obtained written consent by the holder of the majority of the voting power of the Company's capital stock approving amendments to the Company's Articles of Incorporation to (1) change the Company's name to Zoompass Holdings, Inc. and (2) approve a forward stock split at a ratio of 3.5-for-1, and (3) increase the authorized shares of common stock to 500,000,000.

The Company has filed Articles of Amendment with the Secretary of State of Nevada, which will become effective upon compliance with notification requirements of the Financial Industry Regulatory Authority.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UVIC, INC.
November 21, 2016	By: /s/ Brian Morales Brian Morales Chief Financial Officer